UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

FRONTERA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-198524	46-4429598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Carson Street, Suite 200

Carson City, Nevada 89701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: 909-374-5750

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition of Assets.

Texas G&S Investments, Inc. 24.9% Equity Interest Purchase

As previously disclosed in a press release dated January 17, 2023 the Company had entered into a Term Sheet with members of the Solis Family, of McAllen, Texas for the purchase of 24.9% of the issued and outstanding shares of common stock of Texas G&S Investments, Inc., a Texas Corporation (“TGSI”).  On April 30, 2023, the Company entered into an Assignment Agreement with RGV Fintech Joint Venture for the assignment of their rights to purchase 24.9% of the issued and outstanding shares of common stock of TGSI (“RGV JV”) from members of the Solis Family. The consideration paid by the Company to RGV JV for the contract rights was the agreement to issue 3,500,000 unregistered shares of restricted Rule 144 common stock of the Company with various resale limitations.   On or about April 30, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and Guillermo Solis, Jr. (“Solis”), an individual.  The Company agreed to acquire from Solis, 249 shares or

24.9% of the issued and outstanding shares of common stock of TGSI at a purchase price of $25,000,000 with Solis retaining the voting proxy to the 249 shares (the “TGSI Stock”) until such time as the purchase price is paid in full.

On April 30, 2023 the Company and Guillermo Solis, Jr. closed on a portion of the sale and purchase of the 249 shares of TGSI Stock, or 24.9% of TGSI to the Company (the “Assignment”) at a purchase price of $25,000,000 in a transaction in which Solis as Seller provided 100% financing to the Company (the “Note”) and Solis as Seller retained a pledge and security interest (the “Pledge and Security Agreement”) in and to the TGSI Stock until such time as the Company completed all payments due Solis under the terms of the Seller financing.  Effective  June 12 , 2023 the Company closed the remaining portion of the transaction by making various deliveries of documents and certificates.

The forgoing description of the Purchase Agreement, Assignment, Note, and Pledge and Security Agreement  does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, Assignment, Note, and Pledge and Security Agreement  which  are filed as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) contemporaneously with this Form 8K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Assignment, Note, and Pledge and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontera Group, Inc.

Date: June 12, 2023	By:	/s/ Andrew De Luna
Andrew De Luna Interim Chief Executive Officer